Fees Summary	Nov. 08, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 350,713,236.39
Previously Paid Amount	0.00
Total Fee Amount	53,694.20
Total Offset Amount	0.00
Net Fee	$ 53,694.20
Final Prospectus	false